UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2019

Audentes Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37833	46-1606174
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 California Street, 17th Floor San Francisco, CA 94108	94108
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Phone Number, including Area Code: (415) 818-1001

Not Applicable

(Former Name of Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.00001 per share	BOLD	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers

As previously disclosed, Audentes Therapeutics, Inc., a Delaware corporation (the “Company” or “Audentes”), Astellas Pharma Inc., a company organized under the laws of Japan (“Parent” or “Astellas”), and Asilomar Acquisition Corp., a Delaware corporation and an indirect, wholly owned subsidiary of Parent (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) on December 2, 2019, pursuant to which Merger Sub has launched a cash tender offer (the “Offer”) to purchase all of the outstanding shares of the Company’s common stock, and following consummation of the Offer upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company, with the Company surviving as an indirect, wholly owned subsidiary of Parent (the “Merger,” and together with the Offer and the other transactions contemplated by the Merger Agreement, the “Transactions”).

In connection with the Transactions, certain executive officers of the Company (including its named executive officers) may become entitled to payments and benefits that may be treated as “excess parachute payments” within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”). To mitigate the potential impact of Sections 280G and 4999 of the Code on the Company and its executive officers, on December 10, 2019, the Compensation Committee of the Company’s Board of Directors (i) approved each executive officer’s 2019 annual bonus to be paid in calendar year 2019, (ii) approved the accelerated vesting and settlement of certain restricted stock units previously granted to certain executive officers and (iii) adopted a tax reimbursement and bonus plan (the “Tax Reimbursement and Bonus Plan”), providing for (A) eligibility to receive tax reimbursement payments to the executive officers and other employees in the event that such individual is subject to an excise tax under Section 4999 of the Code, and (B) certain bonus payments to be paid to certain executive officers and other employees prior to December 31, 2019. The aggregate amount of payments that may be made under the Tax Reimbursement and Bonus Plan may not exceed $2,500,000. Additional information regarding the items described in this paragraph may be found under the caption “Item 3. Past Contacts, Transactions, Negotiations and Agreements – Arrangements with Current Executive Officers and Directors of Audentes” in the solicitation/recommendation statement on Schedule 14D-9 (the “Schedule 14D-9”) filed with the Securities and Exchange Commission (the “SEC”) on December 16, 2019. The foregoing description of the Tax Reimbursement and Bonus Plan contained in this Item 5.02 does not purport to be complete and is subject to and qualified in its entirety by reference to such Tax Reimbursement and Bonus Plan, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Additional Information about the Acquisition and Where to Find It

This communication is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell shares of Audentes common stock, nor is it a substitute for the tender offer materials filed by Astellas and its acquisition subsidiary with the SEC upon commencement of the tender offer. On December 16, 2019, Astellas filed a tender offer statement on Schedule TO with the SEC and Audentes filed a solicitation/recommendation statement on Schedule 14D-9 with respect to the offer. THE TENDER OFFER STATEMENT (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND OTHER OFFER DOCUMENTS) AND THE SOLICITATION / RECOMMENDATION STATEMENT CONTAINS IMPORTANT INFORMATION THAT SHOULD BE READ CAREFULLY AND CONSIDERED BY AUDENTES’ STOCKHOLDERS BEFORE ANY DECISION IS MADE WITH RESPECT TO THE TENDER OFFER. Both the tender offer statement and the solicitation/recommendation statement will be mailed to Audentes’ stockholders free of charge. A free copy of the tender offer statement and the solicitation/recommendation statement is also available to all stockholders of Audentes by contacting Audentes at ir@audentestx.com or by phone at 1-415-818-1033. In addition, the tender offer statement, the related letter of transmittal and certain other tender offer documents and the solicitation/recommendation statement (and all other documents filed with the SEC) are, or will be, upon filing with the SEC, available at no charge on the SEC’s website: www.sec.gov. In addition to these documents, Audentes files annual, quarterly and current reports and other information with the SEC. These filings with the SEC are also available to the public for free at the SEC’s website at www.sec.gov. In addition, the solicitation/recommendation statement and the other documents filed by the Audentes with the SEC are available to all stockholders of Audentes free of charge at http://investors.audentestx.com/sec-filings.

AUDENTES’ STOCKHOLDERS ARE ADVISED TO READ THE SCHEDULE TO AND THE SCHEDULE 14D-9 CAREFULLY, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BEFORE THEY MAKE ANY DECISION WITH RESPECT TO THE TENDER OFFER, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES THERETO, AS WELL AS IMPORTANT INFORMATION THAT HOLDERS OF SHARES OF AUDENTES’ COMMON STOCK SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR SHARES.

Cautionary Notice Regarding Forward-Looking Statements

This Form 8-K contains “forward-looking statements” relating to the acquisition of Audentes by Astellas. Such forward-looking statements include, but are not limited to, the ability of Audentes and Astellas to complete the transactions contemplated by the Merger Agreement, including the parties’ ability to satisfy the conditions to the consummation of the Offer contemplated thereby and the other conditions set forth in the Merger Agreement, statements about the expected timetable for completing the transaction, Astellas’ and Audentes’ beliefs and expectations and statements about the benefits sought to be achieved in Astellas’ proposed acquisition of Audentes, the potential effects of the acquisition on both Astellas and Audentes, and the possibility of any termination of the Merger Agreement. In some cases, forward-looking statements may be identified by terminology such as “believe,” “may,” “will,” “should”, “predict”, “goal”, “strategy”, “potentially,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “would,” “project,” “plan,” “expect,” “seek” and similar expressions and variations thereof. These words are intended to identify forward-looking statements. Audentes has based these forward-looking statements on current expectations and projections about future events and trends that it believes may affect the financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs of Audentes, but there can be no guarantee that such expectations and projections will prove accurate in the future.

All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Actual results may differ materially from current expectations because of risks associated with uncertainties as to the timing of the Offer and the subsequent Merger; uncertainties as to how many of Audentes’ stockholders will tender their shares in the Offer; the risk that competing offers or acquisition proposals will be made; the possibility that various conditions to the consummation of the Merger and the Offer contemplated thereby may not be satisfied or waived; the effects of disruption from the transactions contemplated by the Merger Agreement on Audentes’ business and the fact that the announcement and pendency of the transactions may make it more difficult to establish or maintain relationships with employees, suppliers and other business partners; and the risk that stockholder litigation in connection with the Offer or the Merger may result in significant costs of defense, indemnification and liability. Moreover, Audentes operates in very competitive and rapidly changing environment, and new risks emerge from time to time. Although Audentes believes that the expectations reflected in such forward-looking statements are reasonable, it cannot guarantee future events, results, actions, levels of activity, performance or achievements, business and market conditions, the timing and results of biotechnology development and potential regulatory approval and whether the conditions to the closing of the proposed transaction are satisfied on the expected timetable or at all. Forward-looking statements are also subject to risks and uncertainties pertaining to the business of Audentes, including those set forth in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Audentes’ Annual Report on Form 10-K for the year ended December 31, 2018, which is on file with the SEC and available on the SEC’s website at www.sec.gov . Additional factors may be set forth in those sections of Audentes’ Quarterly Report on Form 10-Q for the quarter ended September 30, 2019, which is on file with the SEC and available on the SEC’s website at www.sec.gov . In addition to the risks described above and in Audentes’ other filings with the SEC, other unknown or unpredictable factors could also affect Audentes’ results. No forward-looking statements can be guaranteed and actual results may differ materially from such statements. The information contained in this Form 8-K is provided only as of the date hereof, and no party undertakes any obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.

10.1

Audentes Therapeutics, Inc. Tax Reimbursement and Bonus Plan, dated December 10, 2019 (Incorporated by reference to Exhibit (e)(15) to the Registrant’s Solicitation/Recommendation Statement on Schedule 14D-9 filed on December 16, 2019).

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AUDENTES THERAPEUTICS, INC.

Date: December 16, 2019	By:	/s/ Matthew R. Patterson
Matthew R. Patterson
Chairman and Chief Executive Officer